UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 9, 2008

ASYST TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	000-22430	94-2944251
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
46897 Bayside Parkway, Fremont, California, 94538
(Address of principal executive offices) (Zip Code)
(510) 661-5000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Securities Holders
Item 5.03. Amendment to Articles of Incorporation
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.5
EXHIBIT 4.3
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On July 9, 2008, Asyst Technologies, Inc. (the “Company”) issued a press release announcing the amendment and restatement of its existing shareholder rights plan. A copy of the press release is attached hereto as Exhibit 99.1.
     The shareholder rights plan is embodied in the Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of July 9, 2008, by and between the Company and Computershare Trust Company, N.A. (the “Rights Agent”), which amends and restates the Rights Agreement, dated as of June 25, 1998, between the Company and BankBoston, N.A., as the original rights agent, (and as amended on November 30, 2001, the “Prior Agreement”). The Rights Agreement is attached hereto as Exhibit 4.3. For a description of the material terms of the Rights Agreement and the rights thereunder, please refer to Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Securities Holders.
     In connection with the Prior Agreement, on June 22, 1998, the Board of Directors of the Company declared a dividend of one preferred share purchase right (the “Rights”) for each outstanding share of common stock, no par value, of the Company (the “Common Shares”) outstanding at the close of business on July 10, 1998 (the “Record Date”). The Rights Agreement amends and restates the Prior Agreement, including the terms and conditions of the Rights. The following description of the terms and conditions of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The capitalized terms used in this Current Report on Form 8-K shall have the same respective meanings as those defined in the Rights Agreement, unless otherwise defined in this Form 8-K.
     Pursuant to the terms of the Rights Agreement, each Right entitles the registered holder thereof, after the Rights become exercisable and for a period of twelve months thereafter (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-thousandth (1/1000th) of a share of Series A Junior Participating Preferred Stock, no par value (the “Preferred Shares”), at a price of $12.50 per one one-thousandth (1/1000th) of a Preferred Share, subject to certain anti-dilution adjustments (the “Purchase Price”).
     Until the earlier to occur of (i) ten (10) calendar days following a public announcement that a Person or group of affiliated or associated Persons (a “Group”) (with certain limited exceptions) has acquired, or obtained the right to acquire, beneficial ownership of 15 percent of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) (an “Acquiring Person”), or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person or Group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a Person or Group of 15 percent of such securities (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will continue to be evidenced by the Common Share certificates.
     The Rights Agreement provides that the following shall not be deemed to be an “Acquiring Person” for purposes of the Rights Plan: the Company and any subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company.
     The Rights will continue to be transferred with and only with the Common Shares until the Distribution Date or earlier redemption or expiration of the Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights will continue not to have any voting rights at any time.
     Each Preferred Share purchasable upon exercise of the Rights (which will become exercisable on the Distribution Date) will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend equal to 1,000 times the dividend, if any, declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a preferential liquidation payment of $1,000 per share plus any accrued but unpaid dividends but will be entitled to an aggregate payment equal to 1,000 times the payment made per Common Share. Each Preferred Share will have 1,000 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Preferred Shares will not be redeemable. These Rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Share’s dividend, liquidation and voting rights, the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
     In the event that a Person or Group becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then-current Purchase Price of one Right. In the event that, after a Person or Group has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50 percent of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then-current Purchase Price of one Right.
     At any time after a Person or Group becomes an Acquiring Person, and prior to the earlier of one of the events described in the last sentence in the previous paragraph or the acquisition by such Acquiring Person of 50 percent or more of the then outstanding Common Shares, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, for Common Shares at an exchange rate of one Common Share per Right (subject to adjustment).
     The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that a Person or

Group becomes an Acquiring Person. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
     In addition, if a Qualified Offer (as described below) is made, the record holders of 10 percent of the outstanding Common Shares may after 90 business days direct the Board of Directors to call a special meeting of shareholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within 90 business days of being called or if, at the special meeting, the holders of a majority of the Common Shares outstanding (other than shares held by the offeror and its affiliates and associates) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.
     A Qualified Offer is an offer determined by the Independent Directors (i) to be a fully financed offer for all outstanding Common Shares, (ii) at a per share offer price greater than the highest reported market price for the Common Shares in the immediately preceding 18 months, (iii) that is not determined to be either unfair or inadequate based upon an opinion provided to the Board of Directors of the Company by a nationally recognized investment banking firm, (iv) conditioned upon a minimum of at least two-thirds of the outstanding Common Shares not held by the offeror (and its affiliates and associates) being tendered and not withdrawn, with a commitment to acquire all Common Shares not tendered for the same consideration, (v) that, if it includes non-cash consideration, such consideration must consist solely of freely tradeable common stock of a publicly traded company, (vi) provides that the Board and its representatives be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate, and (vii) that must also remain open for at least 120 business days following commencement.
     Under the Prior Agreement, the Rights would have expired at 5:00 p.m., Eastern Daylight Time, on July 10, 2008. Pursuant to the Rights Agreement, the Rights will now expire at 5:00 p.m., Eastern Daylight Time, on July 8, 2009 (unless earlier redeemed, exchanged or terminated).
     The Purchase Price payable, and the number of one one-thousandths of a Preferred Share or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (which, in the case of dividends, will be subject to the adjustment described in clause (i) above) or of subscription rights or warrants (other than those referred to above).
     Until a Right is exercised, the holder thereof, as such, will continue to have no additional rights as a shareholder of the Company beyond those as an existing shareholder, including, without limitation, the right to vote or to receive dividends.
     Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company for so long as the Rights are then redeemable and, after the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holder of the Rights.

     One Right was distributed to shareholders of the Company for each Common Share owned of record by them on the Record Date. As long as the Rights are attached to the Common Shares, the Company will continue to issue one Right with each new Common Share so that all such shares will have attached Rights. The Company has agreed that, from and after the Distribution Date, the Company will reserve 250,000 Preferred Shares initially for issuance upon exercise of the Rights.
     The Rights are designed to assure that all of the Company’s shareholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive tactics to gain control of the Company without paying all shareholders a control premium. The Rights will cause substantial dilution to a Person or Group that acquires 15 percent or more of the Company’s stock on terms not approved by the Company’s Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at any time prior to the first date that a Person or Group has become an Acquiring Person.
IMPORTANT INFORMATION / SOLICITATION PARTICIPANTS LEGEND
     The Company plans to file with the SEC and make available to its shareholders a proxy statement and a white proxy card in connection with its 2008 annual meeting, and advises its shareholders to read the proxy statement relating to the 2008 annual meeting when it becomes available, because it will contain important information. Shareholders may obtain a free copy of the proxy statement and other documents (when available) that the Company files with the SEC at the SEC’s website at www.sec.gov. The proxy statement and these other documents may also be obtained for free from the Company by directing a request to Asyst Technologies, Inc., Attn: Investor Relations, John Swenson, 46897 Bayside Parkway, Fremont, California 94538, or from the Company at www.asyst.com.
     The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with its 2008 annual meeting. Shareholders may obtain information regarding the names, affiliations, and interests of such individuals in the Company’s proxy statement filed with the SEC on July 27, 2007, for the 2007 annual meeting. To the extent such individuals’ holdings of the Company’s securities have changed since the information set forth in that proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.
Item 5.03. Amendment to Articles of Incorporation.
     The Company filed an Amended and Restated Certificate of Determination (the “Certificate of Determination”) of Series A Junior Participating Preferred Stock with the Secretary of State of the State of California on July 10, 2008. See the description in Item 3.03 of this Current Report on Form 8-K for a more complete description of the rights and preferences of the Series A Junior Participating Preferred Stock. A copy of the Certificate of Determination is included as Exhibit 3.5, and the form of the Certificate of Determination is included in Exhibit 4.3, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
3.5	Amended and Restated Certificate of Determination of Series A Junior Participating Preferred Stock of Asyst Technologies, Inc., classifying and designating the Series A Participating Preferred Stock, as filed July 10, 2008 with the Secretary of State of the State of California.

4.3	Amended and Restated Rights Agreement, dated as of July 9, 2008, between Asyst Technologies, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the form of Amended and Restated Certificate of Determination of the Series A Junior Participating Preferred Stock of Asyst Technologies, Inc. as Exhibit A and the form of Right Certificate as Exhibit B.

99.1	Text of Press Release dated July 9, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 15, 2008

ASYST TECHNOLOGIES, INC.
By:	/s/ Steve Debenham
Steve Debenham
Secretary

EXHIBIT INDEX
3.5	Amended and Restated Certificate of Determination of Series A Junior Participating Preferred Stock of Asyst Technologies, Inc., classifying and designating the Series A Junior Participating Preferred Stock, as filed July 10, 2008 with the Secretary of State of the State of California.

4.3	Amended and Restated Rights Agreement, dated as of July 9, 2008, between Asyst Technologies, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the form of Amended and Restated Certificate of Determination of the Series A Junior Participating Preferred Stock of Asyst Technologies, Inc. as Exhibit A and the form of Right Certificate as Exhibit B.

99.1	Text of Press Release dated July 9, 2008.